SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 19, 2003



                                     ONECAP
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-31369

         Nevada                                    33-0611745
(State of Incorporation)            (I.R.S. Employer Identification No.)


    5440 W. Sahara, 3rd Floor
         Las Vegas, NV                              89146
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (702) 948-1200


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Item 4.  Changes in Registrant's Certifying Accountant

On August 19, 2003, OneCap dismissed its auditor Bradshaw Smith & Co., LLP (Las Vegas). The company has engaged Beckstead and Watts, LLP, 3340 Wynn Road, Suite B, Las Vegas, NV 89102, as its independent public accountant commencing August 19, 2003, for the fiscal year ended June 30, 2003.

The Audit Committee of the company's board of directors has approved this appointment and reports as follows.

     (a) On August 19, 2003, OneCap dismissed Bradshaw Smith & Co., LLP as the independent public accountant to audit the company's consolidated financial statements. The decision to dismiss Bradshaw Smith & Co., LLP was approved by the board of directors of the company.

     (b) The Audit Committee of OneCap has engaged Beckstead and Watts, LLP as independent public accountant for the company. During the period from the date of Bradshaw Smith & Co., LLP's engagement as the company's independent public accountants to and through the date of this report, the company did not consult with Beckstead and Watts, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     (c) Bradshaw Smith & Co., LLP's report on the company's financial statements for the fiscal year ended June 30, 2002 did not contain an adverse opinion or a disclaimer of opinion. There was no qualification or modification as to audit scope or accounting principles. During the company's most recent fiscal year and the subsequent interim period preceding Bradshaw Smith & Co., LLP's dismissal on August 19, 2003, there were no disagreements with Bradshaw Smith & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bradshaw Smith & Co., LLP, would have caused them to make a reference to the subject matter of the disagreements in connection with its report. No disagreements have arisen in the period since the date of Bradshaw Smith & Co., LLP's dismissal.

     (d) None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred during the fiscal year ended June 30, 2002 or within the interim period through the date of this report.

     (e) The company has provided Bradshaw Smith & Co., LLP with a copy of the foregoing disclosures. A letter from Bradshaw Smith & Co., LLP addressed to the Securities and Exchange Commission pursuant to Regulation S-B, Item 304(a)(3) is included as Exhibit 16 to this Form 8-K and filed herewith.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         The following exhibits are filed as part of this report:

Exhibit 16.    Letter  from  Bradshaw  Smith & Co.,  LLP to the  Securities  and
               Exchange Commission, dated August 22, 2003, regarding its agreement with the statements made in paragraph (e) of the current report on Form 8-K.



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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report, as amended, to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ONECAP
                                    (Registrant)

                                     /s/ Vincent W. Hesser
                                    -------------------------------
Date: August 22, 2003               Vincent W. Hesser
                                    Chief Executive Officer